                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                        DATE OF REPORT - OCTOBER 25, 1999


                          AMERICAN VANGUARD CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                       0-6354                    95-2588080
------------------------        ---------------------        ------------------
(State of incorporation)        (Commission File No.)        (IRS Employer No.)


4695 MACARTHUR COURT, NEWPORT BEACH, CALIFORNIA                   92660
-----------------------------------------------                 ----------
   (Address of principal executive offices)                     (Zip Code)


                                 (949) 260-1200
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        On October 18, 1999, American Vanguard Corporation issued the press release attached hereto as Exhibit 99.1. The release announced that Amvac Chemical Corporation, a wholly-owned subsidiary of American Vanguard Corporation, resolved certain litigation regarding its exclusive ownership of labels and registration with the Environmental Protection Agency for naphthalene acetic acid all as more particularly described in Exhibit 99.1.

ITEM 7. EXHIBITS.

          99.1        Press release issued October 18, 1999.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                AMERICAN VANGUARD CORPORATION

Date: October 25, 1999                          By: /s / J. A. Barry
                                                    ----------------------------
                                                    J. A. Barry
                                                    Senior Vice President
                                                    Chief Financial Officer

                                 EXHIBIT INDEX


        EXHIBIT
        NUMBER           DESCRIPTION
        -------          -----------
         99.1            Press Release issued October 18, 1999